Trade payables	6 Months Ended
Jun. 30, 2025
Trade payables.
Trade payables

20.Trade payables

	As at
	June 30,	December 31,
(in EUR 000)	2025	2024
Payables	4,437	3,749
Invoices to be received	4,971	5,756
Total Trade payables	9,408	9,505

The decrease in total trade payables of €97,000 as at June 30, 2025 is due to a decrease in invoices to be received of €0.8 million which is partly compensated by an increase in trade payables of €0.7 million.